UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2006

ALICO, INC.
(Exact name of registrant as specified in its charter)

                Florida                                                     0-261                                                  59-0906081
                (State or Other Jurisdiction                  (Commission File Number)            (IRS Employer
                    of Incorporation)                                                                                             Indentification No.)

P.O. Box 338
LaBelle, Florida 33975
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (863) 675-2966

Not Applicable
(Former Names or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On July 11, 2006, the Company issued a press release announcing a dividend declared by the Company's Board of Directors on June 30, 2006.  A copy of the press release is attached as an exhibit to this Current Report on Form 8K.

Item 8.01. Other Events

On June 30, 2006, the Board of Directors of Alico, Inc. declared a dividend of $0.275 per share to be paid to stockholders of record as of September 30, 2006 with payment of the dividend expected on or about October 15, 2006.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

The following exhibits are included with this report:

Exhibit 99.1 - Company Press Release issued July 11, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC.

Date: July 11, 2006

By: /s/ JOHN R. ALEXANDER
         John R. Alexander
         President and Chief Executive Officer

Exhibit Index

99.1	Press Release dated July 11, 2006, announcing Alico's quarterly dividend.